Exhibit 10(e)

                             JOINT FILING AGREEMENT

     The undersigned agree that this Schedule 13D filing herewith relating to the shares of common stock of Sport Supply Group, Inc. is filed jointly on behalf of each of the undersigned pursuant to Rule 13d-1(k).

Dated:  April 11, 2001

                                           EMERSON RADIO CORP.

                                           By: /s/ Geoffrey P. Jurick
                                               _________________________________
                                           Name:   Geoffrey P. Jurick
                                           Title:  Chairman of the Board, Chief
                                                   Executive Officer and
                                                   President

                                               /s/ Geoffrey P/ Jurick
                                               _________________________________
                                                   Geoffrey P. Jurick